The SAI contains the formula that is used to calculate both standardized and non-standardized average annual return. Non-standardized performance data for the 1-year, 5-year, and 10-year (or since inception) periods is provided for a hypothetical Contract assumed to have been invested in a Portfolio at the beginning of the period for which the performance is shown. The schedule below illustrates the 10-year (or since inception) non-standardized performance calculations for each subaccount for the 10-year (or since inception) period through December 31, 2001. The same calculation would be followed for a 1-year or 5-year period except that the variable "n" for the number of years will be changed to 1 or 5 or the number which represents the number of years and months since inception if the Portfolio has been effective for a period less than 10 years.

The following example illustrates the average annual total return for the Technology Stock Subaccount of a hypothetical Contract invested in the AAL Technology Stock Portfolio of AAL Variable Product Series Fund, Inc. since inception March 1, 2001 through December 31, 2001:

Hypothetical $1,000 initial investment on March 1, 2001.................................................$  1,000

Ending redeemable value of the investment on December 31, 2001
         (after deferred sales charge)..................................................................$ 734.88

Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals 200%)...................................................-26.51%

Average annual total return from inception March 1, 2001 through December 31, 2001 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is expressed as the number of years since inception; the result is reduced by one and is expressed in terms of a percentage (For example, 0.2 equals 20%).....................................................-26.51%

The  following  example  illustrates  the average  annual  total  return for the
Aggressive  Growth  Subaccount of a  hypothetical  Contract  invested in the AAL
Aggressive  Growth  Portfolio of AAL Variable  Product  Series Fund,  Inc. since inception March 1, 2001 through December 31, 2001:

Hypothetical $1,000 initial investment on March 1, 2001.................................................$  1,000

Ending redeemable value of the investment on December 31, 2001
         (after deferred sales charge)..................................................................$  743.10

Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals 200%)...................................................-25.69%

Average annual total return from inception March 1, 2001 through December 31, 2001 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is expressed as the number of years since inception; the result is reduced by one and is expressed in terms of a percentage (For example, 0.2 equals 20%).....................................................-25.69%

The following example  illustrates the average annual total return for the Small
Cap Stock  Subaccount of a hypothetical  Contract  invested in the AAL Small Cap
Stock Portfolio of AAL Variable  Product Series Fund, Inc. since inception March
1, 2001 through December 31, 2001:

Hypothetical $1,000 initial investment on March 1, 2001.................................................$  1,000

Ending redeemable value of the investment on December 31, 2001
         (after deferred sales charge)..................................................................$  1,037.47

Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals 200%)...................................................3.75%

Average annual total return from inception March 1, 2001 through December 31, 2001 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is expressed as the number of years since inception; the result is reduced by one and is expressed in terms of a percentage (For example, 0.2 equals 20%).....................................................3.75%

The following example  illustrates the average annual total return for the Small
Cap Index  Subaccount of a hypothetical  Contract  invested in the AAL Small Cap
Index  Portfolio of AAL Variable  Product Series Fund, Inc. since inception June
14, 1995 through December 31, 2001:

Hypothetical $1,000 initial investment on June 14, 1995.................................................$  1,000

Ending redeemable value of the investment on December 31, 2001
         (after deferred sales charge)..................................................................$  1,969.81

Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals 200%)...................................................96.98%

Average annual total return from inception June 14, 1995 through December 31, 2001 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is expressed as the number of years since inception; the result is reduced by one and is expressed in terms of a percentage (For example, 0.2 equals 20%).....................................................10.90%

The following  example  illustrates  the average annual total return for the Mid
Cap Stock  Subaccount  of a  hypothetical  Contract  invested in the AAL Mid Cap
Stock Portfolio of AAL Variable  Product Series Fund, Inc. since inception March
1, 2001 through December 31, 2001:

Hypothetical $1,000 initial investment on March 1, 2001.................................................$  1,000

Ending redeemable value of the investment on December 31, 2001
         (after deferred sales charge)..................................................................$  844.09

Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals 200%)...................................................-15.59%

Average annual total return from inception March 1, 2001 through December 31, 2001 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is expressed as the number of years since inception; the result is reduced by one and is expressed in terms of a percentage (For example, 0.2 equals 20%).....................................................-15.59%

The following  example  illustrates  the average annual total return for the Mid
Cap Index  Subaccount  of a  hypothetical  Contract  invested in the AAL Mid Cap
Index Portfolio of AAL Variable  Product Series Fund, Inc. since inception March
1, 2001 through December 31, 2001:

Hypothetical $1,000 initial investment on March 1, 2001.................................................$  1,000

Ending redeemable value of the investment on December 31, 2001
         (after deferred sales charge)..................................................................$  962.82

Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals 200%)...................................................-3.72%

Average annual total return from inception March 1, 2001 through December 31, 2001 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is expressed as the number of years since inception; the result is reduced by one and is expressed in terms of a percentage (For example, 0.2 equals 20%).....................................................-3.72%

The  following  example  illustrates  the average  annual  total  return for the
International  Stock Subaccount of a hypothetical  Contract  invested in the AAL
International  Stock  Portfolio of AAL Variable  Product Series Fund, Inc. since inception March 2, 1998 through December 31, 2001:

Hypothetical $1,000 initial investment on March 2, 1998.................................................$  1,000

Ending redeemable value of the investment on December 31, 2001
         (after deferred sales charge)..................................................................$  884.33

Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals 200%)...................................................-11.57%

Average annual total return from inception March 2, 1998 through December 31, 2001 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is expressed as the number of years since inception; the result is reduced by one and is expressed in terms of a percentage (For example, 0.2 equals 20%).....................................................-3.15%

The  following  example  illustrates  the average  annual  total  return for the
Capital Growth Subaccount of a hypothetical Contract invested in the AAL Capital
Growth Portfolio of AAL Variable Product Series Fund, Inc. since inception March
1, 2001 through December 31, 2001:

Hypothetical $1,000 initial investment on March 1, 2001.................................................$  1,000

Ending redeemable value of the investment on December 31, 2001
         (after deferred sales charge)..................................................................$  861.14

Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals 200%)...................................................-13.89%

Average annual total return from inception March 1, 2001 through December 31, 2001 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is expressed as the number of years since inception; the result is reduced by one and is expressed in terms of a percentage (For example, 0.2 equals 20%).....................................................-13.89%

The following example  illustrates the average annual total return for the Large
Company Index  Subaccount of a hypothetical  Contract  invested in the AAL Large
Company  Index  Portfolio  of AAL  Variable  Product  Series  Fund,  Inc.  since inception June 14, 1995 through December 31, 2001:

Hypothetical $1,000 initial investment on June 14, 1995.................................................$  1,000

Ending redeemable value of the investment on December 31, 2001
         (after deferred sales charge)..................................................................$  2,107.49

Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals 200%)...................................................110.75%

Average annual total return from inception June 14, 1995 through December 31, 2001 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is expressed as the number of years since inception; the result is reduced by one and is expressed in terms of a percentage
         (For example, 0.2 equals 20%)..................................................................12.05%

The following example illustrates the average annual total return for the Equity
Income  Subaccount of a hypothetical  Contract invested in the AAL Equity Income
Portfolio of AAL Variable  Product Series Fund,  Inc. since  inception  March 1,
2001 through December 31, 2001:

Hypothetical $1,000 initial investment on March 1, 2001.................................................$  1,000

Ending redeemable value of the investment on December 31, 2001
         (after deferred sales charge)..................................................................$  884.23

Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals 200%)...................................................-11.58%

Average annual total return from inception March 1, 2001 through December 31, 2001 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is expressed as the number of years since inception; the result is reduced by one and is expressed in terms of a percentage (For example, 0.2 equals 20%).....................................................-11.58%

The  following  example  illustrates  the average  annual  total  return for the
Balanced  Subaccount  of a  hypothetical  Contract  invested in the AAL Balanced
Portfolio of AAL Variable  Product Series Fund,  Inc.  since  inception June 14,
1995 through December 31, 2001:

Hypothetical $1,000 initial investment on June 14, 1995.................................................$  1,000

Ending redeemable value of the investment on December 31, 2001
         (after deferred sales charge)..................................................................$  1,767.65

Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals 200%)...................................................76.77%

Average annual total return from inception June 14, 1995 through December 31, 2001 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is expressed as the number of years since inception; the result is reduced by one and is expressed in terms of a percentage (For example, 0.2 equals 20%).....................................................9.08%

The following  example  illustrates the average annual total return for the High
Yield Bond Subaccount of a hypothetical  Contract invested in the AAL High Yield
Bond Portfolio of AAL Variable  Product Series Fund,  Inc. since inception March
2, 1998 through December 31, 2001:

Hypothetical $1,000 initial investment on March 2, 1998.................................................$  1,000

Ending redeemable value of the investment on December 31, 2001
         (after deferred sales charge)..................................................................$  846.94

Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals 200%)...................................................-15.31%

Average annual total return from inception March 2, 1998 through December 31, 2001 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is expressed as the number of years since inception; the result is reduced by one and is expressed in terms of a percentage (For example, 0.2 equals 20%).....................................................-4.24%

The following  example  illustrates the average annual total return for the Bond
Index  Subaccount  of a  hypothetical  Contract  invested  in the AAL Bond Index
Portfolio of AAL Variable  Product Series Fund,  Inc.  since  inception June 14,
1995 through December 31, 2001:

Hypothetical $1,000 initial investment on June 14, 1995.................................................$  1,000

Ending redeemable value of the investment on December 31, 2001
         (after deferred sales charge)..................................................................$  1,395.70

Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals 200%)...................................................39.57%

Average annual total return from inception June 14, 1995 through December 31, 2001 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is expressed as the number of years since inception; the result is reduced by one and is expressed in terms of a percentage (For example, 0.2 equals 20%).....................................................5.22%

The following example  illustrates the average annual total return for the Money
Market  Subaccount of a hypothetical  Contract  invested in the AAL Money Market
Portfolio of AAL Variable  Product Series Fund,  Inc.  since  inception June 14,
1995 through December 31, 2001:

Hypothetical $1,000 initial investment on June 14, 1995.................................................$  1,000

Ending redeemable value of the investment on December 31, 2001
         (after deferred sales charge)..................................................................$ 1,256.66

Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals 200%)...................................................25.67%

Average annual total return from inception June 14, 1995 through December 31, 2001 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is expressed as the number of years since inception; the result is reduced by one and is expressed in terms of a percentage (For example, 0.2 equals 20%).....................................................3.55%

The  following  example  illustrates  the average  annual  total  return for the
Opportunity  Growth  Subaccount  of a  hypothetical  Contract  invested  in  the
Opportunity Growth Portfolio of LB Series Fund, Inc. since inception January 18,
1996 through December 31, 2001:

Hypothetical $1,000 initial investment on January 18, 1996..............................................$  1,000

Ending redeemable value of the investment on December 31, 2001
         (after deferred sales charge)..................................................................$  1,035.65

Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals 200%)...................................................3.56%

Average annual total return from inception January 18, 1996 through December 31, 2001 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is expressed as the number of years since inception; the result is reduced by one and is expressed in terms of a percentage (For example, 0.2 equals 20%).....................................................0.59%

The following  example  illustrates  the average annual total return for the FTI
Small Cap Growth Subaccount of a hypothetical Contract invested in the FTI Small
Cap Growth  Portfolio of LB Series Fund, Inc. since inception  November 30, 2001 through December 31, 2001:

Hypothetical $1,000 initial investment on November 30, 2001..............................................$  1,000

Ending redeemable value of the investment on December 31, 2001
         (after deferred sales charge)..................................................................$ 996.68

Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals 200%)...................................................-0.33%

Average annual total return from inception November 30, 2001 through December 31, 2001 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is expressed as the number of years since inception; the result is reduced by one and is expressed in terms of a percentage (For example, 0.2 equals 20%).....................................................-0.33%

The following  example  illustrates  the average annual total return for the MFS
Mid Cap Growth Subaccount of a hypothetical Contract invested in the MFS Mid Cap
Growth  Portfolio  of LB Series Fund,  Inc.  since  inception  November 30, 2001
December 31, 2001:

Hypothetical $1,000 initial investment on November 30, 2001.............................................$  1,000

Ending redeemable value of the investment on December 31, 2001
         (after deferred sales charge)..................................................................$  1,001.37

Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals 200%)...................................................0.14%

Average annual total return from inception November 30, 2001 through December 31, 2001 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is expressed as the number of years since inception; the result is reduced by one and is expressed in terms of a percentage (For example, 0.2 equals 20%).....................................................0.14%

The following  example  illustrates  the average annual total return for the Mid
Cap Growth Subaccount of a hypothetical  Contract invested in the Mid Cap Growth
Portfolio  of LB Series  Fund,  Inc.  since  inception  January 30, 1998 through
December 31, 2001:

Hypothetical $1,000 initial investment on January 30, 1998..............................................$  1,000

Ending redeemable value of the investment on December 31, 2001
         (after deferred sales charge)..................................................................$  1,391.57

Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals 200%)...................................................39.16%

Average annual total return from inception January 30, 1998 through December 31, 2001 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is expressed as the number of years since inception; the result is reduced by one and is expressed in terms of a percentage (For example, 0.2 equals 20%).....................................................8.79%

The following example  illustrates the average annual total return for the World
Growth  Subaccount  of a  hypothetical  Contract  invested  in the World  Growth
Portfolio  of LB Series  Fund,  Inc.  since  inception  January 18, 1996 through
December 31, 2001:

Hypothetical $1,000 initial investment on January 18, 1996..............................................$  1,000

Ending redeemable value of the investment on December 31, 2001
         (after deferred sales charge)..................................................................$  1,063.69

Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals 200%)...................................................6.37%

Average annual total return from inception January 18, 1996 through December 31, 2001 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is expressed as the number of years since inception; the result is reduced by one and is expressed in terms of a percentage (For example, 0.2 equals 20%).....................................................1.04%

The following example illustrates the average annual total return for the FI All
Cap Subaccount of a hypothetical  Contract  invested in the FI All Cap Portfolio of LB Series Fund, Inc. since inception November 30, 2001 December 31, 2001:

Hypothetical $1,000 initial investment on November 30, 2001.............................................$  1,000

Ending redeemable value of the investment on December 31, 2001
         (after deferred sales charge)..................................................................$  974.03

Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals 200%)...................................................-2.60%

Average annual total return from inception November 30, 2001 through December 31, 2001 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is expressed as the number of years since inception; the result is reduced by one and is expressed in terms of a percentage
         (For example, 0.2 equals 20%)..................................................................-2.60%

The following example illustrates the average annual total return for the Growth
Subaccount of a  hypothetical  Contract  invested in the Growth  Portfolio of LB
Series Fund, Inc. from December 31, 1991 through December 31, 2001:

Hypothetical $1,000 initial investment on December 31, 1991.............................................$  1,000

Ending redeemable value of the investment on December 31, 2001
         (after deferred sales charge)..................................................................$  3,012.99

Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals 200%)...................................................201.30%

Average annual total return from inception January 18, 1996 through December 31, 2001 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is expressed as ten-years; the result is reduced by one and is expressed in terms of a percentage (For example,
         0.2 equals 20%)................................................................................11.65%

The following  example  illustrates  the average annual total return for the MFS
Investors  Growth  Subaccount  of a  hypothetical  Contract  invested in the MFS
Investors Growth Portfolio of LB Series Fund, Inc. since inception  November 30,
2001 through December 31, 2001:

Hypothetical $1,000 initial investment on November 30, 2001.............................................$  1,000

Ending redeemable value of the investment on December 31, 2001
         (after deferred sales charge)..................................................................$  953.15

Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals 200%)...................................................-4.69%

Average annual total return from inception November 30, 2001 through December 31, 2001 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is expressed as the number of years since inception; the result is reduced by one and is expressed in terms of a percentage
         (For example, 0.2 equals 20%)..................................................................-4.69%

The following  example  illustrates  the average annual total return for the TRP
Growth Stock  Subaccount of a hypothetical  Contract  invested in the TRP Growth
Stock  Portfolio  of LB Series  Fund,  Inc.  since  inception  November 30, 2001 through December 31, 2001:

Hypothetical $1,000 initial investment on November 30, 2001.............................................$  1,000

Ending redeemable value of the investment on December 31, 2001
         (after deferred sales charge)..................................................................$  960.17

Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals 200%)................................................... -3.98%

Average annual total return from inception November 30, 2001 through December 31, 2001 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is expressed as the number of years since inception; the result is reduced by one and is expressed in terms of a percentage
         (For example, 0.2 equals 20%)..................................................................-3.98%

The following  example  illustrates the average annual total return for the High
Yield Subaccount of a hypothetical Contract invested in the High Yield Portfolio of LB Series Fund, Inc. from December 31, 1991 through December 31, 2001:

Hypothetical $1,000 initial investment on December 31, 1991.............................................$  1,000

Ending redeemable value of the investment on December 31, 2001
         (after deferred sales charge)..................................................................$  1,532.71

Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals 200%)...................................................53.27%

Average annual total return from December 31, 1991 through December 31, 2001 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is expressed as ten-years; the result is reduced by one and is expressed in terms of a percentage (For example,
         0.2 equals 20%)................................................................................4.36%

The following example illustrates the average annual total return for the Income
Subaccount of a  hypothetical  Contract  invested in the Income  Portfolio of LB
Series Fund, Inc. from December 31, 1991 through December 31, 2001:

Hypothetical $1,000 initial investment on December 31, 1991.............................................$  1,000

Ending redeemable value of the investment on December 31, 2001
         (after deferred sales charge)..................................................................$  1,693.98

Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals 200%)...................................................69.40%

Average annual total return from December 31, 1991 through December 31, 2001 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is expressed as ten-years; the result is reduced by one and is expressed in terms of a percentage (For example,
         0.2 equals 20%)................................................................................5.41%

The  following  example  illustrates  the average  annual  total  return for the
Limited  Maturity Bond  Subaccount of a  hypothetical  Contract  invested in the
Limited Maturity Bond Portfolio of LB Series Fund, Inc. since inception November
30, 2001 through December 31, 2001:

Hypothetical $1,000 initial investment on November 30, 2001.............................................$  1,000

Ending redeemable value of the investment on December 31, 2001
         (after deferred sales charge)..................................................................$  939.04

Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals 200%)...................................................-6.10%

Average annual total return from inception November 30, 2001 through December 31, 2001 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is expressed as the number of years since inception; the result is reduced by one and is expressed in terms of a percentage (For example, 0.2 equals 20%).....................................................-6.10%